Exhibit 10.1

SECOND AMENDMENT TO THIRD AMENDED AND
RESTATED CREDIT AGREEMENT

THIS SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (“Amendment”), dated effective as of December 15, 2006, is made and entered into by and among WHOLE FOODS MARKET, INC. (the “Company”), a Texas corporation, the banking institutions from time to time a party to the Credit Agreement (as hereinafter defined), as amended by this Amendment (each, together with its successors and assigns, a “Bank” and collectively, the “Banks”), and JPMORGAN CHASE BANK, N.A., a national banking association formerly known as JPMorgan Chase Bank, as agent for the Banks (in such capacity, together with its successors in such capacity, the “Agent”).

RECITALS:

WHEREAS, the Company, the Agent and certain Banks are parties to a Third Amended and Restated Credit Agreement dated as of October 1, 2004, as previously amended pursuant to the terms of that certain First Amendment of Third Amend and Restated Credit Agreement dated November 7, 2005, executed by and among the Company, the Agent and the Banks (hereinafter referred to as the “Credit Agreement”); and

WHEREAS, in connection with the Company’s request to increase the aggregate permitted amount of Letters of Credit under the Credit Agreement and to add additional negative covenant exceptions to the Credit Agreement for cash secured letters of credit issued for worker’s compensation insurance coverage, the Company, the Agent and the Banks have agreed, on the terms and conditions herein set forth, that the Credit Agreement be further amended in certain respects.

AGREEMENTS:

NOW, THEREFORE, in consideration of the premises and the mutual agreements, representations and warranties herein set forth, and for other good and valuable consideration, the receipt and sufficiency which are hereby acknowledged and confessed, the Company, the Agent and the Banks do hereby agree as follows:

General Definitions.  Capitalized terms used herein which are defined in the Credit Agreement shall have the same meanings when used herein.

Increase of Letter of Credit Limit. The Letter of Credit sublimit amount set forth in Section 2.4(a)(i) of the Credit Agreement is hereby increased as of the from $50,000,000 to $100,000,000.

Additional Negative Covenant Exceptions for Worker’s Compensation Obligations.

(a)           A new Section 6.1(o) is hereby added to the Credit Agreement to hereafter be and read in its entirety as follows:

any obligation under or in respect of outstanding letters of credit (excluding the Letters of Credit) or other worker’s compensation coverage payment or reimbursement obligations secured by cash or cash equivalents created for the account of the Company or any of its Subsidiaries as fiscal security for, or otherwise in connection with, worker’s compensation coverage secured for the Company and/or any of its Subsidiaries (it being agreed that any letters of credit or other such payment or reimbursement obligations issued in accordance with the provisions of this Section 6.1(o) shall not be included within letters of credit for purposes of determining compliance with Section 6.1(k) hereof or included within Contingent Obligations for purposes of determining compliance with Section 6.3 hereof).

(b)           A new Section 6.2(h) is hereby added to the Credit Agreement to hereafter be and read in its entirety as follows:

Liens against cash or cash equivalents of the Company and/or any of its Subsidiaries securing the obligations of, under or in respect of outstanding letters of credit or other worker’s compensation coverage payment or reimbursement obligations otherwise permitted pursuant to Sections 6.1(o) hereof.

Representations and Warranties.  The Company represents and warrants to the Agent and the Banks that the representations and warranties contained in Section 4 of the Credit Agreement and in all of the other Loan Documents are true and correct in all material respects on and as of the effective date hereof as though made on and as of such effective date.  The Company hereby certifies that, after giving effect to the execution and delivery of this Amendment, no event has occurred and is continuing which constitutes a Default or an Event of Default under the Credit Agreement or which, upon the giving of notice or the lapse of time, or both, would constitute a Default or an Event of Default.  Additionally, the Company hereby represents and warrants to the Agent and the Banks that the resolutions or authorizations of the Board of Directors (or other governing parties) of the Company and its Subsidiaries which are set out in the following described Secretary’s Certificates or Authorizations remain in full force and effect as of the effective date hereof and have not been modified, amended, superseded or revoked:

That certain Secretary’s Certificate dated June 25, 1999, executed and delivered to the Agent by the Secretary of Whole Foods Market, Inc.;

That certain Secretary’s Certificate dated June 25, 1999, executed and delivered to the Agent by the Assistant Secretary of Mrs. Gooch’s Natural Foods Market, Inc., The Sourdough: A European Bakery, Inc., WFM Beverage Corp., Whole Food Company, Inc., Whole Foods Market California, Inc., Whole Foods Market Services, Inc., Whole Foods Market Distribution, Inc., Whole Foods Market Southwest I, Inc. (now known as Whole Foods Market Rocky Mountain/Southwest I, Inc.), Allegro Coffee Company, Whole Foods Market Group, Inc., Nature’s Heartland, Inc. and Whole Foods Market Southwest Investments, Inc.;

That certain Authorization dated June 28, 1999, executed and delivered to the Agent by the Members of Whole Foods Market Brand 365, LLC;

That certain Secretary’s Certificate dated February 19, 2001, executed and delivered to the Agent by the Secretary of Whole Foods Market IP, Inc. (now known as Whole Foods Market IP, L.P.);

That certain Secretary’s Certificate dated February 19, 2001, executed and delivered to the Agent by the Secretary of Whole Foods Market Finance, Inc.;

That certain Secretary’s Certificate dated February 19, 2001, executed and delivered to the Agent by the Secretary of Whole Foods Market Purchasing, Inc. (now known as Whole Foods Market Procurement, Inc.);

That certain Secretary’s Certificate dated March 6, 2003, executed and delivered to the Agent by the Secretary of WFM IP Investments, Inc.;

That certain Secretary’s Certificate dated March 6, 2003, executed and delivered to the Agent by the Secretary of WFM Gift Card, Inc.;

That certain Secretary’s Certificate dated March 6, 2003, executed and delivered to the Agent by the Secretary of WFM IP Management, Inc.;

That certain LLC Authorization dated March 6, 2003, executed and delivered to the Agent by the Sole Member of WFM Cobb Property Investments, LLC;

That certain Officer’s Certificate dated September 30, 2004, executed and delivered to the Agent by the Secretary of Whole Foods Market, Inc.;

That certain Secretary’s Certificate dated September 30, 2004, executed and delivered to the Agent by the Secretary of WFM Beverage Holding Company;

That certain Secretary’s Certificate dated September 30, 2004, executed and delivered to the Agent by the Secretary of WFM Nevada, Inc. (now known as WFM Southern Nevada, Inc.);

That certain Secretary’s Certificate dated September 30, 2004, executed and delivered to the Agent by the Secretary of WFM Private Label, L.P.;

That certain Secretary’s Certificate dated September 30, 2004, executed and delivered to the Agent by the Secretary of [*CONFIDENTIAL*];

That certain Secretary’s Certificate dated September 30, 2004, executed and delivered to the Agent by the Assistant Secretary of WFM Procurement Investments, Inc.;

That certain Secretary’s Certificate dated September 30, 2004, executed and delivered to the Agent by the Secretary of [*CONFIDENTIAL*];

That certain Secretary’s Certificate dated September 30, 2004, executed and delivered to the Agent by the Secretary of [*CONFIDENTIAL*];

That certain Secretary’s Certificate dated September 30, 2004, executed and delivered to the Agent by the Assistant Secretary of [*CONFIDENTIAL*];

That certain Secretary’s Certificate dated September 30, 2004, executed and delivered to the Agent by the Assistant Secretary of [*CONFIDENTIAL*];

That certain Secretary’s Certificate dated September 30, 2004, executed and delivered to the Agent by the Secretary of [*CONFIDENTIAL*];

That certain Secretary’s Certificate dated September 30, 2004, executed and delivered to the Agent by the Secretary of WFM Purchasing, L.P.;

That certain Secretary’s Certificate dated September 30, 2004, executed and delivered to the Agent by the Secretary of WFM Purchasing Management, Inc.;

That certain Secretary’s Certificate dated September 30, 2004, executed and delivered to the Agent by the Secretary of WFM Select Fish, Inc.;

That certain Secretary’s Certificate dated April 11, 2005, executed and delivered to the Agent by the Secretary of Whole Foods Market Pacific Northwest, Inc.;

That certain Secretary’s Certificate dated July 1, 2005, executed and delivered to the Agent by the Secretary of [*CONFIDENTIAL*];

That certain Secretary’s Certificate dated July 1, 2005, executed and delivered to the Agent by the Secretary of [*CONFIDENTIAL*];

That certain Secretary’s Certificate dated July 1, 2005, executed and delivered to the Agent by the Secretary of [*CONFIDENTIAL*];

That certain Secretary’s Certificate dated July 1, 2005, executed and delivered to the Agent by the Secretary of [*CONFIDENTIAL*];

That certain Secretary’s Certificate dated July 1, 2005, executed and delivered to the Agent by the Secretary of WFM Northern Nevada, Inc.;

 That certain Secretary’s Certificate dated April 10, 2006, executed and delivered to the Agent by the Secretary of [*CONFIDENTIAL*];

That certain Secretary’s Certificate dated April 10, 2006, executed and delivered to the Agent by the Secretary of [*CONFIDENTIAL*];

That certain Secretary’s Certificate dated April 10, 2006, executed and delivered to the Agent by the Secretary of [*CONFIDENTIAL*];

That certain Secretary’s Certificate dated April 10, 2006, executed and delivered to the Agent by the Secretary of [*CONFIDENTIAL*];

That certain Secretary’s Certificate dated April 10, 2006, executed and delivered to the Agent by the Secretary of [*CONFIDENTIAL*];

That certain Secretary’s Certificate dated April 10, 2006, executed and delivered to the Agent by the Secretary of [*CONFIDENTIAL*]; and

That certain Secretary’s Certificate dated April 10, 2006, executed and delivered to the Agent by the Secretary of [*CONFIDENTIAL*].

Section 4.  Limitations.  The amendments set forth herein are limited precisely as written and shall not be deemed to (a) be a consent to, or waiver or modification of, any other term or condition of the Credit Agreement or any of the other Loan Documents, or (b) except as expressly set forth herein, prejudice any right or rights which the Banks may now have or may have in the future under or in connection with the Credit Agreement, the Loan Documents or any of the other documents referred to therein.  Except as expressly modified hereby or by express written amendments thereof, the terms and provisions of the Credit Agreement, the Notes and any other Loan Documents or any other documents or instruments executed in connection with any of the foregoing are and shall remain in full force and effect.  In the event of a conflict between this Amendment and any of the foregoing documents, the terms of this Amendment shall be controlling.

Section 5.  Payment of Expenses.  The Company agrees, whether or not the transactions hereby contemplated shall be consummated, to reimburse and save the Agent and each of the Banks harmless from and against liability for the payment of all reasonable substantiated out-of-pocket costs and expenses arising in connection with the preparation, execution, delivery, amendment, modification, waiver and enforcement of, or the preservation of any rights under this Amendment, including, without limitation, the reasonable fees and expenses of counsel for the Agent and other charges which may be payable in respect of, or in respect of any modification of, the Credit Agreement and the Loan Documents.  The provisions of this Section shall survive the termination of the Credit Agreement and the repayment of the Loans.

Section 6.  Descriptive Headings, etc.  The descriptive headings of the several Sections of this Amendment are inserted for convenience only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

Section 7.  Entire Agreement.  This Amendment and the documents referred to herein represent the entire understanding of the parties hereto regarding the subject matter hereof and supersede all prior and contemporaneous oral and written agreements of the parties hereto with respect to the subject matter hereof, including, without limitation, any commitment letters regarding the transactions contemplated by this Amendment.

Section 8.  Counterparts.  This Amendment may be executed in any number of counterparts and by different parties on separate counterparts and all of such counterparts shall together constitute one and the same instrument.  Complete sets of counterparts shall be lodged with the Company and the Agent.

Section 9.  References to Credit Agreement.  As used in the Credit Agreement (including all Exhibits thereto) and all other Loan Documents, on and subsequent to the effective date hereof, the term “Agreement” shall mean the Credit Agreement, as amended by this Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized offices as of the date first above written.

NOTICE PURSUANT TO TEX. BUS. & COMM. CODE §26.02

THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED BY ANY OF THE PARTIES BEFORE OR SUBSTANTIALLY CONTEMPORANEOUSLY WITH THE EXECUTION HEREOF TOGETHER CONSTITUTE A WRITTEN CREDIT AGREEMENT AND REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

WHOLE FOODS MARKET, INC.
a Texas corporation

By:
Glenda Chamberlain
Executive Vice President and Chief Financial Officer

Addresses for Notices:

Whole Foods Market, Inc.
550 Bowie Street
Austin, Texas 78703
Attention: Ms. Glenda Chamberlain

JPMORGAN CHASE BANK, N.A., individually
and as Agent

By:
Name:
Title:

Address for Notices:

JPMorgan Chase Bank, N.A.
700 Lavaca, 2nd Floor
Post Office Box 550
Austin, Texas 78789
Attention: Manager/Commercial Lending Group

with copies to:

JPMorgan Chase Bank, N.A.
Loan and Agency Services
111 Fannin, 10th Floor
Houston, Texas 77002
Attention: Rese Comley

WELLS FARGO BANK,
NATIONAL ASSOCIATION

By:
Name:
Title:

Address for Notices:

Wells Fargo Bank, National Association
111 Congress, Suite 300
Austin, Texas 78701
Attention: Ms. Susan Coulter

WACHOVIA BANK, NATIONAL ASSOCIATION

By:
Name:
Title:

Address for Notices:

Wachovia Bank, National Association
1339 Chestnut Street, PA 48
Philadelphia, Pennsylvania 19107
Attention: Ms. Beth Rue

BANK OF AMERICA, N.A. (FORMERLY KNOWN AS FLEET NATIONAL BANK)

By:
Name:
Title:

Address for Notices:

Bank of America, N.A.
901 Main Street, 64th Floor
Dallas, Texas 75202
Attention: Mr. Dan Killian

LASALLE BANK NATIONAL ASSOCIATION (FORMERLY KNOWN AS STANDARD FEDERAL BANK, N.A.)

By:
Name:
Title:

Address for Notices:
LaSalle Bank National Association
40 Pearl Street NW
P.O. Box 1707
Grand Rapids, Michigan 49501
Attention: Mr. Matthew R. Kline

US BANK, NATIONAL ASSOCIATION

By:
Name:
Title:

Address for Notices:

US Bank
One US Bank Plaza
Mail Code: SL-MO-T12M
St. Louis, Missouri 63101
Attention:	Mr. Gregory L. Dryden and
Ms. Veronica Morrissette

The undersigned Guarantors (a) acknowledge and consent to the execution of the foregoing Amendment, (b) confirm that the Guaranties previously executed or joined in by each of the undersigned Guarantors apply and shall continue to apply to all Indebtedness evidenced by or arising pursuant to the Credit Agreement or any other Loan Documents, notwithstanding the execution and delivery of this Amendment by the Company, the Agent and each of the Banks, and (c) acknowledge that without this consent and confirmation, the Banks and the Agent would not agree to the modifications of the Credit Agreement which are evidenced by the foregoing Amendment.

WHOLE FOODS MARKET SERVICES, INC.,
a Delaware corporation
WHOLE FOODS MARKET DISTRIBUTION, INC.,
a Delaware corporation
WFM GIFT CARD, INC.,
a Nevada corporation
WFM SELECT FISH, INC.,
a Delaware corporation
WHOLE FOODS MARKET FINANCE, INC.,
a Delaware corporation
WHOLE FOODS MARKET PROCUREMENT, INC.,
a Delaware corporation (formerly known as Whole Foods
Market Purchasing, Inc.)
[*CONFIDENTIAL*]

By:
Glenda Chamberlain, President

THE SOURDOUGH: A EUROPEAN BAKERY, INC.
a Texas corporation
WFM IP MANAGEMENT, INC.,
a Delaware corporation
[*CONFIDENTIAL*]

By:
Glenda Chamberlain, Vice President

WFM BEVERAGE HOLDING COMPANY, a Texas corporation
WFM BEVERAGE CORP., a Texas corporation
WHOLE FOODS MARKET GROUP, INC.,
a Delaware corporation
NATURE’S HEARTLAND, INC.,
a Massachusetts corporation
WHOLE FOODS MARKET ROCKY MOUNTAIN/SOUTHWEST I, INC.,
a Delaware corporation

By:
Roberta Lang, President

WHOLE FOODS MARKET CALIFORNIA, INC.,
a California corporation
MRS. GOOCH’S NATURAL FOOD MARKETS, INC.,
a California corporation
WHOLE FOODS MARKET PACIFIC NORTHWEST, INC.,
a Delaware corporation
WFM NORTHERN NEVADA, INC. ,
a Delaware corporation
ALLEGRO COFFEE COMPANY, a Colorado corporation
WHOLE FOOD COMPANY, INC., a Louisiana corporation

By:
Roberta Lang, Vice President

WHOLE FOODS MARKET SOUTHWEST INVESTMENTS, INC.,
a Delaware corporation
WFM IP INVESTMENTS, INC.,
a Delaware corporation
WFM PROCUREMENT INVESTMENTS, INC.,
a Delaware corporation
[*CONFIDENTIAL*]

By:
Patrick Bradley, President

WFM SOUTHERN NEVADA, INC.
a Delaware corporation

By:
Patrick Bradley, Vice President

WFM COBB PROPERTY INVESTMENTS, LLC,
a Delaware limited liability company

By:	Whole Foods Market Group, Inc.
a Delaware corporation, its sole Member

By:
Roberta Lang, President

WHOLE FOODS MARKET BRAND 365, LLC,
a California limited liability company

By:	Whole Foods Market Services, Inc.,
a Delaware corporation, its sole Member

By:
Glenda Chamberlain, President

WHOLE FOODS MARKET ROCKY MOUNTAIN/SOUTHWEST, L.P.,
a Texas limited partnership

By:	Whole Foods Market Rocky Mountain/Southwest I, Inc.,
a Delaware corporation, its General Partner

By:
Roberta Lang, President

WHOLE FOODS MARKET IP, L.P.,
a Delaware limited partnership

By:	WFM IP Management, Inc.,
a Delaware corporation, its General Partner

By:
Glenda Chamberlain, Vice President

WFM PRIVATE LABEL, L.P.,
a Delaware limited partnership

By:	WFM Private Label Management, Inc.,
a Delaware corporation, its General Partner

By:
Glenda Chamberlain, President

[*CONFIDENTIAL*]

By:
Glenda Chamberlain, President

WFM PURCHASING, L.P.,
a Delaware limited partnership

By:	WFM Purchasing Management, Inc.,
a Delaware corporation, its General Partner

By:
Glenda Chamberlain, President